Exhibit 99.1

© Midwest Holding Inc. Company Presentation January 2020

Disclaimer Disclosures: This document (“Presentation”) is neither an offer to sell nor a solicitation of an offer to buy any security and is provided solely to provide recipients information about Midwest Holding Inc. (“Company”) and its affiliates, shareholders, officers and directors. This Presentation is not intended to solicit an investment in any particular investment product. The information and opinions contained herein are for background and discussion purposes only, and do not purport to be full or complete. This Presentation is not complete and the information contained is merely indicative, selective and subject to verification, completion and amendment in the sole discretion of the Company. No representation or warranty, express or implied, is made or given by or on behalf of the Company or any other person as to the accuracy, completeness or fairness of such information, and no responsibility or liability is accepted for any such information. This Presentation is not intended to be, nor should it be construed or used as financial, legal, tax, insurance or investment advice. This Presentation has been prepared by the Company using statutory accounting principles (“SAP”). SAP is not prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP) and the differences between the two sets of principles are material. See Appendix for a reconciliation of SAP measures we include herein to GAAP. This Presentation includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although the Company believes these third-party sources are reliable as of their respective dates, the Company has not independently verified the accuracy or completeness of this information. Some data are also based on the Company’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above. This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “guidance,” “target,” “potential,” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected future financial position, business strategy, revenues, earnings, costs and capital expenditures of the Company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by the Company and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including those set forth in our filings with the Securities and Exchange Commission (“SEC”) under the Exchange Act. The Company’s 2018 Annual Report on Form 10-K, quarterly reports on Form 10-Q, recent current reports on Form 8-K and other SEC filings discuss some of the important risk factors identified that may affect the Company’s business, results of operations, and financial condition. The Company undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Table of Contents Midwest Overview Business Model and Reinsurance Appendix: Non-GAAP Reconciliations 1 2 3 Page 4 18 24

I. Midwest Overview

In June 2018, Vespoint LLC (“Vespoint”), a private insurance-focused investment, management and technology firm led by Mike Minnich and Michael Salem, acquired a controlling interest in Midwest Holding Inc. (“Midwest”) and its wholly owned subsidiary American Life & Security Corp. (“American Life”) Midwest has successfully implemented its new business plan: Launched two annuity products $161 million of direct written annuity premium (1) $80+ million in Q4 Closed two annuity reinsurance transactions Expanded American Life’s state licensing footprint Additionally, Midwest developed the infrastructure to support third-party services in: Technology-enabled end-to-end policy administration Insurance focused asset management 2019 Highlights Midwest continues to execute its business plan as a capital efficient, technology-enabled, services-oriented, life and annuity fronting platform. See Non-GAAP Measures and Definitions and Non-GAAP Measure Reconciliations for more information on direct written premium

Midwest connects life and annuity products and distribution to reinsurance, with its licensed fronting insurance carrier and ancillary services businesses. About Midwest Reinsurers Products & Distribution Asset Liability Management Technology & Administration Insurance Carrier American Life Midwest Holding Life Brokerage Industry, IMOs Traditional & Capital Markets Reinsurers

Michael Salem Chief Executive Officer 16 years of experience in insurance investing, distribution and technology Prior to acquiring Midwest, Michael co-founded Vanbridge LLC, a boutique insurance intermediary that was acquired in 2018 Prior to Vanbridge, Michael was a founding portfolio manager at Arrowgrass Capital Partners, a multibillion hedge fund Michael received his undergraduate degree in Computer Science from Brown University and his Master’s in Electrical Engineering from Stanford University The Midwest Management Team Mike Minnich Executive Chairman 25 years of experience in asset management, insurance company management, technology, and risk management Prior to acquiring Midwest, Mike served as the Chief Investment Officer to Advantage Capital (A-CAP Holdings), a boutique insurance holding company Prior to A-CAP, Mike was a Managing Director at Swiss Re, where he managed a multibillion-dollar portfolio Mike received his undergraduate degree in Electrical Engineering from MIT and his MBA from MIT Sloan TBA Mark Oliver President 40 years of experience in insurance company management Over the past ten years Mark has served as the Chairman, CEO and Treasurer of Midwest and American Life Prior to joining Midwest, Mark served as President and Chief Corporate Officer of Citizens, Inc., a NYSE listed life insurance and holding company Mark received his undergraduate degree in accounting from Baylor University We are a unique, cross disciplinary team with a track-record of innovation at the intersection of insurance, technology and asset management.

Midwest and Affiliates Ownership American Life & Security Corp. 1505 Capital LLC Midwest Holding Inc (OTCQB:MDWT) Xenith Holdings LLC Vespoint LLC ~50 Passive Investors 100% Voting Mike Minnich & Michael Salem (1) 98% 51% 100% m.pas (2) Public Shareholders 2% Indirectly via affiliated entities m.pas, Midwest’s policy administration business is not currently a separate legal entity 100%

Operating Synergies Accounting Technology Operations Advisors Legal Regulatory Actuarial Nebraska Human Capital Culture Infrastructure Administration Financial Reporting Controls New York Leadership Vision Technology Relationships Access to Capital Reinsurance Strategy Depth Operations

American Life is a Nebraska-based insurer founded in 1960 and reimagined in 2018. It combines the industry’s best practices with the forward-thinking technology leveraging m.pas and 1505 Capital to provide best-in class life and annuity products. Business Segment Overview m.pas is Midwest’s fully cloud-based Policy Administration Solution. As a licensed third-party administrator, we provide innovative, custom end-to-end policy administration infrastructure, to launch new products in months, not years. 1505 Capital is an SEC-registered investment advisor. It is building superior risk-management technology designed to implement innovative asset liability management solutions for Midwest and its clients. We bridge the knowledge gap between insurance and technology in building cutting-edge solutions for the insurance industry. Our technology-focused approach combined with our cross disciplinary team enables us to drive innovation efficiently, quickly and effectively.

Midwest Business Model Differentiators Life and Annuity Fronting Model Capital efficient model with growth supported primarily by reinsurance capital (i.e. non-dilutive), complemented by strategic deployment of American Life balance sheet Limited risk retention from reinsurance that transfers product risk to third-party reinsurers, resulting in locked-in fee revenue for Midwest Ancillary Services Vertically integrated, third-party service businesses built around core life and annuity fronting model Opportunity to leverage platform using valuable cross disciplinary intellectual property in industry ripe for disruption Unique Growth Opportunity Operating successfully on a small scale in a large addressable market Embedded operational leverage with predominantly fixed cost base and low headcount 1 2 3

Life and Annuity Fronting Model Benefits of Reinsurance: Reduced Balance Sheet Risk: Reinsurers assume the performance risk on both assets and liabilities (i.e. financial risk), in addition to a large portion of the associated capital charges, allowing Midwest to generate ceding commissions that are not sensitive to market outcomes. Capital Efficient: “Renting” capital via reinsurers allows Midwest to grow written premium and earnings with minimal new equity issuance and maximizing earnings per share. Fee for Service Business Model: Midwest receives locked-in revenue on policies ceded to reinsurers via upfront payment of ceding commission while achieving recurring revenue through asset management services and administration of the policies. Developed Market with Multiple Channels to Access Capital: Established market of traditional reinsurers, capital markets, and asset manager / private equity sponsored reinsurers allowing Midwest to access the optimal cost of capital for its insurance products. American Life uses reinsurance as its primary form of capital to support its growth and to bear the financial risk associated with its insurance products.

Midwest has vertically integrated third-party services into its core life and annuity fronting platform. In doing so, Midwest has both: Addressed its own demand for high-quality, cost-effective, technology-oriented services not readily available in the marketplace; and Created a significant opportunity to penetrate large addressable markets dominated by legacy competitors. Midwest’s licensed distribution management, policy administration, agent and customer engagement solution for the life and annuity industry Developed when it could not find a suitable end-to-end solution for even basic life and annuity products 1,600+ policies issued and administered in 2019 Ancillary Services Midwest’s SEC registered investment advisor offering comprehensive asset liability management service to American Life and other insurers Filling a market gap between sophisticated alternative asset managers and the unique investment constraints facing insurance companies $200+ million in AUM growth in 2019

Growth Opportunity - Addressable Market Landscape Direct Life & Annuity Written Premiums ($MM) (1)(2) Source: SNL 2018 State market share data See Non-GAAP Measures and Definitions and Non-GAAP Measure Reconciliations for more information on direct premium written Source: Insurance AUM Journal, Insurance Investment Outsourcing Report 2019 Estimated Share of Our Independent Distributors’ Sales (%) Currently Licensed in Approx. 1/3 of States Asset Manager Insurance AUM ($MM) (3) 1% 99% Midwest Total Distributor Sales 161 286 1,791 5,342 14,061 21,753 6 10 63 187 492 761 8 14 90 267 703 1,088 - 300 600 900 1,200 1,500 - 5,000 10,000 15,000 20,000 25,000 Midwest 2019 Top 100 Writer Top 50 Writer Top 25 Writer Top 10 Writer Top 5 Writer Ceding Commissions ($MM) Premium Written ($MM) Direct Premium Written Ceding Commission @ 3.5% Ceding Commission @ 5.0% 237 1,000 20,200 70,300 140,100 1 3 61 211 420 1 5 101 352 701 - 250 500 750 1,000 - 40,000 80,000 120,000 160,000 Midwest 2019 Top ~50 Manager Top 25 Manager Top 10 Manager Top 5 Manager Annual Management Fees ($MM) Insurance AUM ($MM) Insurer AUM Annual Management Fee @ 30 basis points Annual Management Fee @ 50 basis points

Technology & Data Midwest is one of the few technology and data focused insurance companies whose most senior executives have deep experience in both insurance and technology. Differentiation vs. Other Insurers: Unburdened by the scale and legacy systems facing other insurers, we believe Midwest is uniquely positioned to capitalize on the insurance technology opportunity. Differentiation vs. InsurTech Companies: By owning and controlling its insurance carrier, Midwest has greater control of its business than pure-play technology and service providers. Speed to Market: Midwest initially focused on leveraging market leading third-party solutions to quickly create functional end-to-end policy administration capabilities. Long-term Value: Leveraging internal industry expertise and American Life as an actionable use-case, Midwest is developing proprietary technology and services that aim to reduce cost and increase customer value. Going forward these solutions may be offered to third-party customers.

2019 Financial Highlights (unaudited) Direct Premiums Written ($MM) (1) Snapshot of Company Profitability ($MM) (1) (2) See Non-GAAP Measures and Definitions and Non-GAAP Measure Reconciliations for more information on i) direct premium written, ii) adjusted ceding commissions, iii) company overhead See Non-GAAP Measures and Definitions for more information on present value of asset management and policy administration fees 8 30 41 66 - - - 16 8 30 41 82 - 10 20 30 40 50 60 70 80 90 100 Q1 Q2 Q3 Q4 Multi-Year Guaranteed Annuity Fixed Index Annuity 0.3 1.0 1.4 3.1 0.0 0.0 0.1 0.2 - - 0.7 0.7 0.3 1.1 2.2 4.1 2.1 1.6 1.9 2.1 - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Q1 Q2 Q3 Q4 Adjusted Ceding Commissions PV of Administration Fees PV of Asset Management Fees Total Company Overhead

Key Takeaways Fronting model with ancillary services Innovative management team Lean, tech-enabled insurance company infrastructure Large addressable market Compelling unit economics and run-rate profitability (1) 1 2 3 4 Reduced balance sheet risk, capital efficient, fee for service business model Forward thinking, cross-disciplinary team with track-record of success Uniquely unburdened by legacy technology with opportunity to disrupt the insurance industry Proven organic growth with opportunity to significantly increase product offering and geographic reach Proven unit economics and fixed cost structure 5 Run-rate profitability refers to statutory financials

II. Business Model and Reinsurance

Business Model Illustration 3rd Party Reinsurers Customers & Distribution Midwest Shareholders Midwest Companies High Target Return on Capital Infrastructure Technology IP Operational Leverage Excess Capital & Optionality Premium Reduced Balance Sheet Risk Capital Efficient Fee for Service Developed Market Service & Innovation Competitive Products Ancillary Services Ceding Commission Premium Risk Transfer

Example Flow of Funds Reinsurance Collateral Accounts 3rd Party Reinsurer Collateral Release Capital Customers Midwest Companies Ceding Commission Premiums Annuities Premiums Distribution Commissions Administration & Asset Management Fees

Reinsurer Economics

Midwest earns fee income for facilitating, servicing and intermediating insurance portfolios that provide reinsurers with a leveraged return of what is effectively a spread lending business.



Midwest Fee Sources
1505 CAPITAL
m.pas
Asset Management Fees
Policy Administration Fees
Ceding Commission
Assets x Yield
(-)
Liabilities x Total Cost of Funds
(-)
Policy Costs
(-)
Ceding Comm.
=
Reinsurer Spread
Reinsurer typically locks in the spread between assets and liabilities for the life of the policies
Reinsurer Spread
x
Leverage
(+)
Return on Capital
=
Reinsurer Return
Reinsurer Spread & Capital Absorb Asset Risk

21

Illustrative Midwest Economics Over the life of the annuity policies Midwest receives a mix of a) upfront and b) recurring fee revenue Chart below represents illustrative fee revenue for Midwest over the life of a hypothetical reinsurance transaction Midwest Unit Model (represents $100 Premium Issued) (1) Assumes 50% multi-year guaranteed annuity (“MYGA”) and 50% fixed index annuity (“FIA”) issued during Year 1 Recurring Fees Ceding Commission a b - 1 2 3 4 5 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 $ Years Chart Title Ceding Commission Policy Administration Fees Asset Management Fees

Illustrative Targeted Reinsurer Cashflow Midwest reinsurance providers earn a limited life financial return on their capital Chart below represents illustrative cashflow for Midwest’s reinsurers over the life of a reinsurance transaction Reinsurer Unit Model (represents $100 Premium Issued) (1) Capital Returned within 7 Years Assumes 50% MYGA and 50% FIA issued during Year 1 (15) (10) (5) - 5 10 15 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 $ Years Reinsurer Unit Economic Model ($100 Premium) Reinsurer Cashflow Cumulative Cashflow

III. Appendix – Non-GAAP Reconciliations

Non-GAAP Measures and Definitions While management believes that non-GAAP measurements are useful supplemental information, they are not intended to replace GAAP financial results and should be read in conjunction with our GAAP financial statements. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because they may not calculate non-GAAP measures in the same manner as we do. The following discusses the definitions of non-GAAP measures used by Midwest Holding Inc. Non-GAAP Measures: Direct Written Premium are the amounts we charge to insureds in exchange for coverage provided in accordance with the terms of insurance contracts. These amounts exclude the impact of all reinsurance premiums, either assumed or ceded. Our direct written premium statistics include deposits for multi-year guaranteed annuities (“MYGAs”) and fixed index annuities (“FIAs”) and align with direct written premium under Statutory Accounting Principals (SAP). Direct written premium excludes the effects of transactions executed in prior years. A Ceding Commission is the fee paid by a reinsurance company to us to cover our administrative costs, underwriting, and business acquisition expenses and lost revenue premium funds. Reinsurance is a method we use significantly in our business to spread the risk of underwriting policies by ceding substantially all of our insurance policies to other companies. Thus, we pass part or all of our risks from our insurance policy portfolio to a reinsurance firm. Adjusted Ceding Commission is a non-GAAP economic measure we use to evaluate financial performance of our business. Since we cede all or substantially all of our direct premium written, we rely on the commission paid to us by the assuming reinsurers to provide revenues. It includes deferred coinsurance ceding commission and normalizes the effects of retroactive reinsurance transactions to reflect the receipt of ceding commissions as and when direct premium was originally written. Adjusted ceding commission excludes the effects of transactions executed in prior years. Company Overhead is based on salaries and benefits and other operating expenses, but it excludes depreciation and amortization, interest expense, any stock dividends, interest paid on ceding commissions, and commission expenses netted against capitalized deferred commissions which are included in other operating expenses. It is therefore a non-GAAP measure. We believe company overhead as we use it is useful in analyzing the trends of our core business operations and profitability. Present Value of Asset Management and Policy Administrative Fees (“PV”) is a non-GAAP economic measure we use to evaluate financial performance of our ancillary services businesses. The PV we state in this presentation is derived from our forecasted discounted future net cash flows relating to fees from our third-party administration and asset management services in place as of December 31, 2019. PV is computed on a pre-tax basis and is equal to discounted cash flows at the applicable date, before deducting allocable company overhead or future income taxes, discounted at 12%. We believe that the presentation of PV is relevant and useful to investors because it presents the forecasted discounted future net cash flows attributable to our estimated future revenues prior to taking into account deducting allocable company overhead or future corporate income taxes, and is a useful measure for evaluating the relative significance of our asset management and third-party administration businesses. Further, investors may utilize the measure as a basis for comparison of the relative size and value of our services to other companies in this area. Our PV measure does not purport to present the fair value of our potential revenue stream from our third-party administration services or our asset management services.

Non-GAAP Measure Reconciliations (unaudited) GAAP financials include the effects of a reinsurance transaction executed in the third quarter with Ironbound Reinsurance Company Limited